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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        September 19, 2002

Credit Suisse First Boston (USA), Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

1-6862 (Commission File Number)	13-1898818 (I.R.S. Employer (Identification No.)
Eleven Madison Avenue, New York, New York (Address of principal executive office)	10010 (Zip Code)

(212) 325-2000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5. Other Events

        On September 19, 2002, Credit Suisse Group, our ultimate parent, issued a press release regarding changes in senior management. The press release is filed herewith as an exhibit and hereby incorporated in its entirety by reference.

  (c)
  Exhibit

Exhibit 99.1	Press release dated September 19, 2002

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON (USA), INC.
By:	/s/ DAVID C. FISHER David C. Fisher Chief Accounting Officer

September 20, 2002

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SIGNATURE